Exhibit 99.2 Chart Industries Second Quarter 2019 July 18, 2019 © 2019 Chart Industries, Inc. Confidential and Proprietary © 2019 Chart Industries, Inc. Confidential and Proprietary

Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s business plans, including statements regarding completed acquisitions, including the recent acquisition of Harsco’s Industrial Air-X- Changers Business (“AXC”), cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue," or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: the Company’s ability to successful integrate recent acquisitions, including the AXC acquisition, and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. The Company undertakes no obligation to update or revise any forward-looking statement. This presentation contains non-GAAP financial information, including EBITDA. For additional information regarding the Company's use of non-GAAP financial information, as well as reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), please see slides titled "Non-GAAP Financial Measures" included in the appendix at the end of this presentation. Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas. For more information, visit: http://www.chartindustries.com. 1 © 2019 Chart Industries, Inc. Confidential and Proprietary

Light blue = 51.163.221 Chart is Benefitting From Industry Tailwinds Drivers of Results Correlation to Chart Q2 / FY • Big LNG activity is ramping • Small-scale and utility scale LNG targets Market Demand for LNG different customers ✓ • Repair, service and aftermarket capabilities • Developing economies such as India • Revenue synergy capture Market Growth Markets • ACHX demand outside North America ✓ • Specialty markets Not in • IMO 2020 Market Regulatory Requirements guidance • LNG By Rail • Utilization of global footprint for cost and lead- Self-Help Margin time Internal • Sourcing Expansion ✓ • Restructuring / PLS • Cost synergy capture Source: US Energy Information Administration, ADI Analytics, McKinsey, management 2 © 2019 Chart Industries, Inc. Confidential and Proprietary

Q2 2019 Sales & Orders All results reflect continuing operations E&C D&S East D&S West Sales +19% +25% (-2%) $120 $78 $118 $116 $101 $62 Q2 2018 Q2 2019 Q2 2018 Q2 2019 Q2 2018 Q2 2019 Orders +4% +18% (9%) $127 $79 $123 $67 $127 $116 Q2 2018 Q2 2019 Q2 2018 Q2 2019 Q2 2018 Q2 2019 • Big LNG • Industrial gas • Industrial gas • Air Cooled Heat Exchangers • LNG fueling systems • Long term agreements • Petrochemical • Trailers • Over the road trucking • Natural Gas Processing • China • Specialty Markets • VRV • VRV • Parts, repair, service 3 © 2019 Chart Industries, Inc. Confidential and Proprietary

Small and Utility-Scale LNG

CHART
Innovation. Experience. Performance.

ssLNG *opportunities exist globally, and Chart's global footprint, enhanced by VRV, is* well positioned to capitalize.



United States

EAST COAST
- Utility / peak gas capacity

WEST COAST
- Utility

OTHER MARKETS
- Industrial / asphalt / energy
- Inland water transportation

Europe / Russia
- Marine fuel or bunkering
- Road transport
- Refueling infrastructure

China
- Road transportation
- Refueling infrastructure
- Industrial fuel supply

Caribbean
- Power generation
- Refueling infrastructure service/repair

South East Asia and Australia
- Vietnam: road transport
- Indonesia: Regas, power generation
- Myannmar
- Phillippines
- South Korea

Mexico
- Mining
- Gas/fuel for off-pipeline grid locations

India
- Road transportation
- Refueling infrastructure, including LNG, CNG and LCNG

© 2019 Chart Industries, Inc. Confidential and Proprietary
4

Big LNG Order Opportunities

Number	Project	Chart Customer	Operator	Size	Chart Content	Expected Timing of Chart orders
1 - BOOKED	Calcasieu Pass	BHGE	Venture Global	10 MTPA	18 cold boxes, BAHX	Q1 2019
2 – BOOKED	Gimi (Tortue)	Black & Veatch	Golar	3.75 MTPA	4x Cold boxes, BAHX	1H 2019
3	Driftwood	Bechtel	Tellurian	27 MTPA (Phase 1 16 MTPA)	IPSMR®, cold boxes, BAHX, ACHX	Q3 2019 for 1st phase
4 – 50% in BACKLOG	Magnolia	LNG Ltd	LNG Ltd	8.8 MTPA	Cold boxes, BAHX, core-in kettles	2H 2019
5	Corpus Christi Stage Three	KBR	Cheniere	9.5 MTPA	IPSMR®, cold boxes, BAHX, ACHX	2H 2019 -1H 2020
6	Pointe LNG	EPC TBD	Pointe LNG	6 MTPA	IPSMR®, cold boxes, BAHX, ACHX	2020
7	Plaquemines	BHGE	Venture Global	20 MTPA	36 cold boxes, BAHX	1H 2020
8	Corpus Christi Stage Four	TBD	Cheniere	2 trains at 4.5 MTPA each	Opportunity for: BAHX, ACHX, cold boxes	2H 2020 – 1H 2021
9	Ghandria	Black & Veatch	Golar	3.75 MTPA	4x Cold boxes, BAHX	1H 2020
10	Freeport LNG Train 4	KBR	Freeport LNG	15 MTPA	BAHX on the Feed Gas pretreatment	2020

- Includes Hudson Products content where applicable
- Does not include full list of project opportunities
- Opportunities represent possible large projects based on current status of discussions with customers. Ultimate realization of these projects depends upon status of project and on the execution / delivery of definite documentation with customers.

© 2019 Chart Industries, Inc. Confidential and Proprietary

5

Global LNG Opportunities ** International liquefaction projects* Global receiving terminals locations Chart Content Project Name State / Country Capacity (mtpa) Potential Qatar LNG Qatar 31.2 ✓ Kw ispaa LNG BC, Canada 24.0 ✓ Artic 2 Russia 19.8 ✓ Mozambique Rovuma Mozambique 15.2 ✓ Mozambique LNG Mozambique 12.0 ✓ Baltic LNG Russia 10.0 ✓ Goldboro LNG NS, Canada 10.0 ✓ PNG Expansion Paupa New Guinea 8.1 ✓ Nigeria Train 7 Nigeria 8.0 ✓ LNG Canada 1 BC, Canada 6.5 ✓ LNG Canada 2 BC, Canada 6.5 ✓ Yamal LNG 3 Russia 5.5 Regasification capacity and 2025 forecast* Ichthys 2 Australia 4.5 Tangguh 3 Indonesia 3.8 Prelude FLNG Australia 3.6 Coral FLNG Mozambique 3.4 Tortue Senegal 2.5 ✓ Fortuna FLNG Equatorial Guinea 2.2 ✓ Woodfiber LNG BC, Canada 2.1 ✓ PFLNG Dua Malaysia 1.5 Portovaya LNG Russia 1.5 Sengkang LNG Indonesia 0.5 *Source: Bloomberg • Regasification capacity is projected to increase 55% **Source: IGU World LNG Report – 2019 Edition, IHS Markit, Company Announcements by 2025 Note: Terminal numbers correspond to Appendix 6 © 2019 Chart Industries, Inc. Confidential and Proprietary

Specialty Market Updates

CHART
Innovation. Experience. Performance.

NextGen Fueling System



FILL
VENT

- Integrated fueling system patents (2017 U.S.; 2019 EU)
- Side access will be the next development
- Pressure Aide & Tank Control System are specified more often

Food & Beverage



- Five 15,000 gallon nitrogen Chillzilla's, a 6 ton LCO2, VJ Pipe
- End user previously used LCO2, and did not have a consistent supply source; new solution is nitrogen
- The nitrogen is used to cool beef & sausage as it goes through a mixer, which is then made into patties for a major food restaurant

Space Exploration



- In conjunction with India Space Research Organization, delivered the region's largest hydrogen tank
- Booked a United States space exploration order for $3.9 million

© 2019 Chart Industries, Inc. Confidential and Proprietary

7

Q2 2019 Adjusted Gross Margin1 All results reflect continuing operations Sequential E&C D&S East D&S West 24.4% 21.5% 36.8% 20.2% 34.1% 22.0% Q1 2019 Q2 2019 Q1 2019 Q2 2019 Q1 2019 Q2 2019 As Reported: 18.3% 25.4% 13.0% 14.3% 33.9% 36.8% vs. Prior Year E&C D&S East D&S West 24.4% 23.1% 36.8% 21.5% 35.7% 21.1% Q2 2018 Q2 2019 Q2 2018 Q2 2019 Q2 2018 Q2 2019 As Reported: 21.1% 25.4% 22.6% 14.3% 32.5% 36.8% (1) Adjusted to exclude one-time restructuring and integration related costs 8 © 2019 Chart Industries, Inc. Confidential and Proprietary

Q1 2019 Margin Expansion Actions ($M) Facility Headcount Price Product Line Projected Projected Reduction / Reduction / Increases and Rationalization Incremental OpInc Impact Consolidation Other Supply Chain (1) Annual to 2019 Versus (1) Savings Prior Guide E&C Announced Absorbed consolidation from 4 LifeCycle facilities to 1 in backoffice into Tulsa, OK ACHX business units production $4.5 $2.0 Simplified mgmt. structure D&S East Eliminated VRV Global D&S price Closed production duplicate positions increase (Jan 8) of BAHX in China $0.5 $0.5 China headcount reduction D&S West Restructure of Global D&S price parts, repair, increase (Jan 8) service group $0.5 $0.5 Corporate Streamlined Sourcing savings corporate support across three functions (Legal, segments and $1.0 $0.6 Marketing) and corporate outside professional costs $6.5M $3.6M (1) Price increases, supply chain savings, and Product line rationalization were included in prior 2019 guidance 9 © 2019 Chart Industries, Inc. Confidential and Proprietary

Q2 2019 Margin Expansion Actions

($M)	Facility Reduction / Consolidation	Headcount Reduction / Other	Price Increases and Supply Chain	Product Line Rationalization	Projected Incremental Annual Savings	Projected OpInc Impact to 2019 Versus Prior Guide
E&C	Consolidated backoffice in La Crosse into manufacturing plant	Reduced duplicate positions with streamlined facilities			$2.2	$1.9
D&S East		Reduced headcount associated with product line closures		Closed production of vehicle tank line in China	1.9	1.2
D&S West		Reduced overlapping role			0.1	0.0
Corporate		Continued backoffice CBS streamlining	Additional savings achieved above the original $5.5 million included in prior guide (incremental $0.7M)		0.7	0.0
					$4.2M	$3.1M

(1) Price increases, supply chain savings, and Product line rationalization were included in prior 2019 guidance

© 2019 Chart Industries, Inc. Confidential and Proprietary

10

Leveraging Our Global Operations

CHART
Innovation. Experience. Performance.

Benefits:

- 27 out of 44 D&S product lines have reduced lead times since beginning of 2019
- Now carrying parts for high demand products

Europe

D&S East
- Ferox – Decin, CR
- GOFA –Germany
- Flow – Germany
- VCT Vogel – Germany
- Germany (CryoBio)
- VRV – Italy
- VRV/Cryo Diffusion – France

E&C
- VRV – Italy
- IMB – Italy
- Hudson/Cofimco – Italy

Asia-Pacific

D&S East
- Changzhou, China
- Chengdu, China (CryoBio)
- VRV – India
- Australia (CryoBio)

Americas

D&S West
- Ball Ground, GA
- New Prague, MN
- Fremont, CA
- McCarran, NV (Repairs)
- Houston, TX (Repairs)
- Skaff – Brentwood, NH (Repairs)
- Thermax – Dartmouth, MA

E&C
- New Iberia, LA
- Tulsa, OK
- La Crosse, WI
- The Woodlands, TX
- Hudson/Cofimco – Beasley, TX
- Franklin, IN (Repairs)



Corporate Headquarters
Ball Ground, GA

© 2019 Chart Industries, Inc. Confidential and Proprietary

11

2019 Guidance Ref # Description Revenue ($M) Adjusted EPS 1 2018 Actual $1,084 $2.02 2 Organic growth +10.5 months incremental 170 – 220 0.27 - 0.47 VRV + synergies 3 Pricing, sourcing, net of material cost; and 3 – 4 0.16 - 0.26 2018 restructuring actions 4 Q1 2019 incremental restructuring benefits 0.08 5 Calcasieu Pass and Gimi 28 – 30 0.17 – 0.21 6 2H 2019 AXC 120 0.15 7 2019 Prior Guidance $1,410 - $1,460 $2.85 - $3.20 8 Strategic financing (0.11) 9 Q2 2019 incremental self-help benefits 0.03 Q2 2019 beat 0.07 11 2019 Current Guidance $1,410 - $1,460 $2.85 - $3.20 12 © 2019 Chart Industries, Inc. Confidential and Proprietary

Q2 Adjusted EPS $ millions, except per share amounts Continuing Operations Q2 2019 Q2 2018 Change v. PY 1H 2019 1H 2018 Change v. PY Income $14.4 $9.9 $4.5 $15.3 $14.1 $1.2 from continuing operations Reported EPS $0.41 $0.31 $0.10 $0.45 $0.44 $0.01 Restructuring and transaction- 1 0.23 0.07 0.16 0.44 0.10 0.34 related costs 2 Integration and Step Up Costs 0.02 - 0.02 0.11 - 0.11 3 Other One-Time Items (2) - 0.09 -0.09 0.03 0.09 -0.06 Dilution impact of convertible 4 0.02 0.01 0.01 0.03 - 0.03 notes Adjusted EPS (1) $0.68 $0.48 $0.20 $1.06 $0.63 $0.43 (1) Adjusted EPS (a non-GAAP measure) is as reported on a historical basis. Tax affected adjustments are at normalized statutory periodic rates. (2) Includes $0.01 and $0.09 related to aluminum cryobiological tank recall reserve expense in Q1 2019 and Q2 2018 respectively, and $0.02 related to Tax Reform / transition tax related adjustments in Q1 2019. 13 © 2019 Chart Industries, Inc. Confidential and Proprietary

2019 Guidance FY 2018 Results Prior FY 2019 Guidance Full Year 2019 Sales Sales Sales $1.41B - $1.46B $1.41B - $1.46B $1.08B Inclusive of 2019 portion of Inclusive of 2019 portion of 28.6% growth Calcasieu Pass and Golar Gimi Calcasieu Pass and Golar Gimi 13.4% organic growth And 2H 19 AXC And 2H 19 AXC Adjusted EPS Adjusted EPS Adjusted EPS (1) $2.02 $2.85 - $3.20 $2.85 - $3.20 Assumes 22-23% full year tax rate Assumes 21% full year tax rate Includes 2H 19 AXC Incldues 2H 19 AXC Capital Expenditures Capital Expenditures Capital Expenditures $36M $35M - $40M $35M - $40M (1) Excludes any potential future dilution impact associated with our convertible notes and related derivative securities 14 © 2019 Chart Industries, Inc. Confidential and Proprietary

Appendix © 2019 Chart Industries, Inc. Confidential and Proprietary © 2019 Chart Industries, Inc. Confidential and Proprietary

Adjusted Gross Margin Detail Q2 2018 Q1 2019 Q2 2019 Energy & Chemicals Gross Profit, As Reported 21.3 21.1% 19.3 18.3% 30.5 25.4% Consolidation of facilities - - 3.1 2.9% (1.4) -1.2% VRV Integration and Step Up costs - - 0.8 0.8% 0.2 0.2% Adjusted Gross Profit1 21.3 21.1% 23.2 22.0% 29.3 24.4% D&S West Gross Profit, As Reported 38.2 32.5% 40.0 33.9% 42.6 36.8% Aluminum cryobiological tank recall reserve 3.8 3.2% 0.2 0.2% - - expense Adjusted Gross Profit1 42.0 35.7% 40.2 34.1% 42.6 36.8% D&S East Gross Profit, As Reported 14.1 22.6% 8.9 13.0% 11.1 14.3% Geographic realignment of manufacturing 0.3 0.5% 2.4 3.5% 5.4 6.9% capacity VRV Integration and Step Up costs - - 2.6 3.8% 0.2 0.3% Adjusted Gross Profit1 14.4 23.1% 13.9 20.2% 16.7 21.5% (1) Adjusted to exclude one-time restructuring and integration related costs 16 © 2019 Chart Industries, Inc. Confidential and Proprietary